UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11.50 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 11, 2024 (the “Effective Date”), Nukkleus Inc. (the “Company”) issued a Senior Unsecured Promissory Note (the “Note”) in the principal amount of $312,500 to X Group Fund of Funds, a Michigan limited partnership (the “Lender”) in consideration of cash proceeds in the amount of $250,000. The Note bears interest of 12.0% per annum and is due and payable six months after issuance. As an additional inducement to provide the loan as outlined under the Note, the Company issued the Lender a Stock Purchase Warrant (“Warrant”) to acquire 1,200,000 shares of common stock at a per share price of $0.25 for a term of five years that may be exercised on a cash or cashless basis. The Lender shall have the right to convert the principal and interest payable under the Note into shares of common stock of the Company at a per share conversion price of $0.25.

The Company and the Lender also entered into a Restructuring Agreement providing that, among other items, the Lender, in its sole discretion, will have the right for a period for six months from the Effective Date (the “Investment Period”), to lend the Company an additional $500,000 in consideration of a convertible promissory note that will have a term of two years, bear interest at 12% and will convert into shares of common stock at a per share price of $0.25. During the Investment Period, the Company may not incur additional debt or enter into any equity financing arrangement without the written consent of the Lender. The Company has agreed, in its good faith, to negotiate the sale of its wholly owned subsidiary, Digital RFQ Ltd. (“Digital”) to Digital’s current management team led by Jamie Khurshid subject to approval of the Company’s Board of Directors and shareholders and subject to compliance with all federal, state and Nasdaq rules. The Lender will provide an additional $50,000 no later than June 18, 2024, with such funds to be disbursed as agreed between the Company and the Lender.

Further, during the Investment Period, the Lender, without any additional compensation, will be exclusive advisor to the Company with respect to potential acquisitions by the Company and the Company will use its reasonable best efforts to consider all proposals by the Lender. Any such acquisition proposal provided by the Lender will be subject to the Lender and such party entering a definitive binding agreement and the Board of Directors and shareholders of the Company approving such acquisition.

In order to induce the Lender to provide the loan contemplated pursuant to the Note, Emil Assentato entered into a Voting Agreement with the Company and the Lender agreeing to vote his shares in support of any transaction provided by the Lender. The Company and the Lender have agreed that 100% of all loan balances including loans payable to Emil Assentato by the Company will be recorded on the books of the Company as a bona fide debt of the Company, of which 30% of such debt will be paid within nine (9) months of the Effective Date and the balance to be repaid within twenty-four (24) months of the Effective Date.

The foregoing descriptions of the Note, Warrant, Restructuring Agreement and Voting Agreement are note complete and are qualified in their entirety by reference to the full text of the Note, Warrant, Restructuring Agreement and Voting Agreement, copies of which are attached as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuance of the Note and Warrant, and the shares of common stock issuable upon conversion of the Note and upon exercise of the Warrant, respectively, are exempt from the registration requirements under Rule 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 as promulgated under Regulation D.  The Lender is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Restructuing Agreement, the Company agreed to appoint Reuven Yeganeh and Anastasiia Kotaieva within one day of the Effective Date, and Ora Soffer, or another qualified director, following the filing of the Form 10-K, each of whom shall be considered independent directors of the Company. The appointment of Mr. Yeganeh and Ms. Kotaieva were effective as of June 13, 2024.

Mr. Yeganeh is an experienced business manager with specific experience in managing funds and a demonstrated history of working in the financial services industry. Since 2021, Mr. Yeganeh has served as a derivatives trader for Inbar Group Finance Ltd. From 2018 to 2021, Mr. Yeganeh was the Chairman of the Board of Directors of Fantazy Network (market: TASE: WILK), which specialized in cannabis investments, and from April 2012 to 2018 was the Chairman of the Board of Directors of Direct Capital (TASE: DCI-M), which was engaged in real estate investments. Prior to 2012, Mr. Yeganeh worked for various investment companies providing managing investment strategy. Further, from 1998 through 2001, Mr. Yeganeh served as a Non-Commissioned Officer it the Israeli Air Force. Mr. Yeganeh received a BA degree in Economics and Administration specializing in finance from Ruppin College, Israel in 2004 and a license to manage investment portfolios from the Israeli Securities Authority in 2006.

Ms. Kotaieva is an established business manager and entrepreneur. Ms. Kotaieva, since January 2022 to present, has owned and operated Ali Finance, which provides services to clients in the real estate industry as well as the stock market. From February 2019 through November 2021, Ms. Kotaieva served as an analyst for Menora, an insurance company, providing diligence and analyst services. Ms. Kotaieva served as an Account Manager for BSV, a private water well drilling company from January 2015 to October 2018. Ms. Kotaieva received a Bachelors and Masters degree in Economics from Krok University in Kyiv, Ukraine.

Except as set forth under the Restructuring Agreement, there are no arrangements or understandings between Mr. Yeganeh and Ms. Kotaieva and any other persons pursuant to which they were selected as directors. Neither Mr. Yeganeh nor Ms. Kotaieva has any family relationship with any of the Company’s directors or executive officers or any person nominated or chosen by the Company to become a director or executive officer. Neither Mr. Yeganeh nor Ms. Kotaieva has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Information.

The Company, through its wholly owned subsidiary, provides software and technology solutions for the worldwide retail foreign exchange trading industry. The Company’s primary customer is Triton Capital Markets Ltd. (“TCM”) (formerly known as FXDD Malta Limited). Emil Assentato, CEO and a director of the Company, is also the majority member of Max Q Investments LLC (“Max Q”), which is managed by Derivative Marketing Associates Inc. (“DMA”). Mr. Assentato is the sole owner and manager of DMA. Max Q owns 79% of Currency Mountain Malta LLC, which in turn is the sole shareholder of TCM. In order to define the services rendered to TCM, Nukkleus Limited, a wholly-owned subsidiary of the Company, entered into a General Services Agreement (“GSA”) with TCM in May 2016. The GSA provides that TCM will pay Nukkleus Limited a minimum of $1,600,000 per month. Due to non-payment by TCM under the GSA, the Company has advised TCM that the GSA has been terminated. The Company has historically generated substantially most of its revenue through the services rendered under the GSA.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
4.1	Senior Unsecured Promissory Note dated June 11, 2024 issued to X Group Fund of Funds
4.2	Common Stock Purchase Warrant issued to X Group Fund of Funds
10.1	Restructuring Agreement dated June 11, 2024 between Nukkleus Inc. and X Group Fund of Funds
10.2	Voting Agreement dated June 11, 2024 between Nukkleus Inc. and X Group Fund of Funds
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: June 17, 2024	By:	/s/ Emil Assentato
	Name:	Emil Assentato
	Title:	Chief Executive Officer

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